WORLD CLASS

INSTITUTIONAL

ASSET MANAGEMENT

AT A PERSONAL LEVEL



--------------------------------
NOT FDIC     May Lose Value
INSURED      No Bank Guarantee
--------------------------------


BLACKROCK
CLOSED-END FUNDS

--------------------------
ANNUAL REPORT
--------------------------

October 31, 2002


BlackRock Broad Investment Grade 2009 Term Trust


                                                                [BLACKROCK LOGO]

                                TABLE OF CONTENTS

Letter to Shareholders ......................................................  1
Portfolio Managers' Report ..................................................  2
Trust Summary ...............................................................  4
Consolidated Portfolio of Investments .......................................  5
Financial Statements
   Consolidated Statement of Assets and Liabilities .........................  8
   Consolidated Statement of Operations .....................................  9
   Consolidated Statement of Cash Flows ..................................... 10
   Consolidated Statements of Changes in Net Assets ......................... 11
Consolidated Financial Highlights ........................................... 12
Notes to Consolidated Financial Statements .................................. 13
Independent Auditors' Report ................................................ 17
Directors Information ....................................................... 18
Tax Information ............................................................. 20
Dividend Reinvestment Plan .................................................. 20
Investment Summary .......................................................... 21
Additional Information ...................................................... 23
Glossary .................................................................... 23


--------------------------------------------------------------------------------
                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                                               November 30, 2002
Dear Shareholder:

      We are pleased to report that during the fiscal year, the Trust continued to provide monthly income, as well as the opportunity to invest in a diversified portfolio of fixed income securities.

      The Trust is actively managed, which means that the management team is continuously monitoring the fixed income markets and adjusting the portfolio to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trust to move among different sectors, credits and coupons to capitalize on changing market conditions.

      During the fiscal year, the fixed income markets showed strength as large numbers of individual investors, concerned about the economic environment and substantial volatility in the stock market, pursued opportunities in bonds. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, had a total return of 5.89%(1). Within the fixed income universe, mortgages and Treasuries were noteworthy performers. For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% and the LEHMAN TREASURY INDEX returned 6.28%(2). The corporate market did not fare as well on a relative basis amidst several high profile bankruptcies and accounting concerns. However, despite lagging much of the fixed income market during the year, the LEHMAN CREDIT INDEX posted a return of 4.35%(3) for the year ended October 31, 2002.

      The following table shows the Trust's yield, closing market price per share and net asset value ("NAV") per share as of October 31, 2002.

                                                                       MARKET
                        TRUST                               YIELD(4)    PRICE     NAV
--------------------------------------------------------------------------------------
BlackRock Broad Investment Grade 2009 Term Trust (BCT)       5.56%     $16.18   $17.33

      BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to fixed income. As of September 30, 2002, BlackRock managed $163 billion in bonds including 16 open-end and 40 closed-end funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as the world's largest institutional investors. BlackRock Advisors, Inc., which manages the Trust, is a wholly owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the year, a review of the strategy used by your Trust's managers, the Trust's audited financial statements and a listing of the portfolio's holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,


/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
------------------------                           ------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chief Executive Officer                            President
BlackRock Advisors, Inc.                           BlackRock Advisors, Inc.

(1) The LEHMAN AGGREGATE INDEX is designed to measure the performance of the U.S. investment grade fixed rate bond market. The index is unmanaged and cannot be purchased directly.

(2) The LEHMAN MORTGAGE INDEX is designed to measure the mortgage-backed pass-through securities of Ginnie Mae ("GNMA"), Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). The LEHMAN TREASURY INDEX is designed to measure long-term public obligations of the U.S. Treasury. The indexes are unmanaged and cannot be purchased directly.

(3) The LEHMAN CREDIT INDEX is designed to measure the performance of investment-grade bonds issued by corporations and non-corporate entities. The index is unmanaged and cannot be purchased directly.

(4) Yield is based on market price.

                           PORTFOLIO MANAGERS' REPORT

                                                               November 30, 2002
Dear Shareholder:

      We are pleased to present the audited consolidated annual report for the following BlackRock closed-end Trust:

                                                                     PRIMARY
                          TRUST                                      EXCHANGE
--------------------------------------------------------------------------------
BlackRock Broad Investment Grade 2009 Term Trust (BCT)                AMEX

      The annual report reviews the Trust's market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the year ended October 31, 2002.

THE FIXED INCOME MARKETS

      Fixed income markets displayed considerable vigor during the fiscal year. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, returned 5.89%. The Index returned an even more impressive 8.05% year-to-date, despite giving back some gains in October, when the equity markets posted one of the strongest monthly gains in 15 years.

      Over the period (the Trust's fiscal year), several high profile corporate credit scandals, ongoing economic weakness, as well as continued geopolitical issues, most notably concerns over the possible war in the Middle East and the ongoing threats of terrorism, weighed on the markets. Accordingly, the bond market priced in various scenarios of potential action by the Federal Reserve (the "Fed"). These expectations ranged from a tightening of up to 175 basis points ("bps") by the end of 2002, to the conviction that the Fed's next move would be yet another easing. Indeed, a week after the conclusion of the fiscal year, the Federal Open Market Committee ("FOMC") elected to further reduce interest rates by 50 bps. In their decision, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment".

      Uncertainty and volatility remain the primary themes in the U.S. markets, as the underlying economic data appears inconclusive of either a sustainable market recovery or a "double-dip" scenario. Many fundamental economic factors began the period with optimistic readings, but more recent data point towards an economic recovery that is far from certain. GDP growth began the first quarter of 2002 on a strong note (+5.0%), as inventory rebuilding was a major contributor. However, the barometer of the nation's total output of goods and services has noticeably dropped off since then. GDP growth rose marginally during the third quarter of 2002 and has lagged expectations over the past two quarters. In addition, manufacturing data, as measured by the Institute of Supply Managers Index, indicates that business confidence is weak and the prospects for growth remain sluggish. Consumer confidence, which remained strong through the summer months and reached historical highs, also significantly declined and stood at a nine-year low by the end of the period. The Consumer Confidence measure, which has suffered five consecutive months of declining numbers, suggests concern regarding the strength of the highly leveraged consumer. Job growth advanced from the initial drop-off seen post-September 11th, but remained mostly flat during the year. Jobless claims are also a noticeable source of interest as the unemployment rate peaked at 6% in April and remains at elevated levels. The U.S. trade balance is another topic of concern and the dollar has come under pressure, owing in part to a widening gap in the trade deficit. Some encouraging data has surfaced during the period, most notably in the form of housing starts. Spurred on by historically low interest rates, new residential home building has persevered. Also, the Consumer Price Index has continued to emerge with statistics suggestive of a benign inflationary environment. Although this alleviated the impetus for the Fed to raise interest rates during the period, concern has surfaced surrounding a possible deflationary atmosphere. Indeed, with the conflicting and often negative economic data offered towards the end of the period, the markets had positioned themselves in anticipation of the next move by the FOMC to be their 12th consecutive rate reduction of the current easing cycle.

      The uncertainty in the overall marketplace was evidenced by volatility in the Treasury market over the fiscal year. As we entered the period, the market was positioned for aggressive Federal Reserve easing. Expectations of a prolonged economic slowdown caused the yield curve to reach its steepest level in almost a decade. The market then reversed its expectations amid signs of an improving economy. As a result, Treasury bonds suffered, leading to a drop in prices and a corresponding rise in yields. When the prospects of a near-term economic recovery faded over the second half of the period, Treasuries rallied strongly. Year-to-date, the Treasury market returned 10.05%, as measured by the LEHMAN TREASURY INDEX. Yields of short and intermediate maturities, specifically in the two- to five-year range, have declined faster than those of longer maturity issues due to risk aversion and expectations for short-term rates to fall. However, rates have fallen across the curve in 2002 and the 10-year yield touched 3.5%, a low not seen since the early 1960s. The equity market rally in early October pushed yields back up and the 10-year note finished the period just under 4.0%. Over the final month of the fiscal year, volatility continued to remain high in the Treasury market given the apparent willingness of investors to assume more risk. As of October 31, 2002, the 10-year Treasury was yielding 3.89% versus 4.23% a year earlier.

      For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% versus 5.89% for the LEHMAN AGGREGATE INDEX. Two historically high levels of mortgage refinancing bound the period. As mortgage refinancing spiked in November 2001, lower coupon mortgages outperformed higher coupons, which were more sensitive to general market instability and high levels of refinancing. As the period progressed, higher coupon mortgages outperformed lower coupons, and 30-year mortgages outperformed 15-years. Lower coupons suffered amidst continued low interest rates, threats of supply and prepayments and rising volatility. In the final month of the period, lower coupons and 15-year mortgages returned to favor as the MBA REFINANCING INDEX again spiked to an all-time high. Mortgages outperformed Treasuries for the fiscal year on a duration-adjusted basis. Strong demand for mortgages has been sparked in part by the steepness of the yield curve and their high credit quality profile, as banks have been reluctant to assume credit risk in the corporate market.

      The corporate sector underperformed the broad market during the period in response to several corporate blowups, volatile equity and Treasury markets and anemic economic indicators. For the fiscal year ended October 31, 2002, the LEHMAN CREDIT INDEX returned 4.35% compared to the 5.89% posted by the LEHMAN AGGREGATE INDEX over the same period. Relative to Treasuries, corporates outperformed over the final months of 2001, on the heels of a rally in the equity markets. However, as investors' hopes for a vibrant marketplace were dashed, corporates lagged Treasuries on a duration-adjusted basis by 480 bps in 2002. Following record gross new issuance of $587 billion in 2001 and sizeable issuance in early 2002, this trend has slowed dramatically despite the ability to finance at historically low interest rates. The primary reasons for the decline in new supply is the lack of liquidity in the market and reduced capital spending by corporations. The effects of these deterrents are underscored by October's issuance, which is running at less than one-third the pace of the average month in 2001. Investors have become intolerant of any negative headlines and valuations of more stable companies are becoming increasingly impacted by concentrated events. Nevertheless, fundamentals remain weak overall as downgrades continue and corporate leverage is historically high. Pricing power also remains an issue and will likely pressure future profits. In the presence of opaque accounting, firms have come under increased scrutiny, which may lead to greater transparency in reporting and ultimately bolster investor confidence.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objective. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating sectors, credits and coupons.

      The Trust continues to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date on or about December 31, 2009. Currently, the Trust remains on schedule to achieve its primary investment objective of returning the initial offering price to shareholders on or about the termination date.

      During the course of the annual period, the Trust raised its monthly dividend payment. Effective with the dividend payable September 30, 2002, the Trust's new annualized dividend was raised to $0.9000 from the previously annualized rate of $0.7500.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues which typically have higher yields. As of October 31, 2002, the Trust was leveraged 32% of managed assets. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Michael P. Lustig
-----------------------                  ------------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

TRUST SUMMARY AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                      BCT
--------------------------------------------------------------------------------
Initial Offering Date:                                             June 17, 1993
--------------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                                  $16.18
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                       $17.33
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($16.18):(1)               5.56%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share:(2)                            $ 0.0750
--------------------------------------------------------------------------------
Current Annualized Distribution per Share:(2)                         $ 0.9000
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
(2) The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

-------------------------------------------------------------------------------------------------------
                                    10/31/02       10/31/01       CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------
MARKET PRICE                          $16.18        $14.39         12.44%        $16.30        $14.17
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                 $17.33        $16.05          7.98%        $17.58        $15.51
-------------------------------------------------------------------------------------------------------
10-YEAR U.S. TREASURY NOTE              3.89%         4.23%        (8.04)%         5.43%         3.57%
-------------------------------------------------------------------------------------------------------

The following chart shows the Trust's asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                  OCTOBER 31, 2002   OCTOBER 31, 2001
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                 36%                6%
--------------------------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs                 20                22
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                       18                22
--------------------------------------------------------------------------------
Corporate Bonds                                       10                15
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities               8                18
--------------------------------------------------------------------------------
Taxable Municipal Bonds                                5                 6
--------------------------------------------------------------------------------
Asset-Backed Securities                                2                 2
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  1                 6
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities             --                 3
--------------------------------------------------------------------------------

CONSOLIDATED PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

             PRINCIPAL
   RATING*    AMOUNT                                                                                                VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                               (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--140.0%
                       MORTGAGE PASS-THROUGHS--2.8%
                       Federal National Mortgage Association,
            $ 1,229      5.50%, 1/01/17 - 2/01/17 ............................................................. $ 1,268,619
                173      6.50%, 7/01/29 .......................................................................     178,954
                                                                                                                -----------
                                                                                                                  1,447,573
                                                                                                                -----------
                       AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--24.8%
                       Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
              2,168      Series 1510, Class 1510-G, 5/15/13 ...................................................   2,371,098
                400      Series 1534, Class 1534-IG, 2/15/10 ..................................................     421,632
                495      Series 1601, Class 1601-SD, 10/15/08 .................................................     508,388
                       Federal National Mortgage Association, REMIC Pass-Through Certificates,
                252      Trust 1992-43, Class 43-E, 4/25/22 ...................................................     269,319
              1,000      Trust 1993-49, Class 49-H, 4/25/13 ...................................................   1,117,450
                104      Trust 1993-69, Class 69-Z, 1/25/22 ...................................................     105,104
              3,053      Trust 1993-79, Class 79-PK, 4/25/22 ..................................................   3,205,915
              3,146      Trust 1993-87, Class 87-J, 4/25/22 ...................................................   3,283,228
                692      Trust 1993-214, Class 214-SK, 12/25/08 ...............................................     817,452
                596      Trust 1994-13, Class 13-SJ, 2/25/09 ..................................................     608,285
                                                                                                                -----------
                                                                                                                 12,707,871
                                                                                                                -----------
                       INVERSE FLOATING RATE MORTGAGES--25.3%
AAA             462    Citicorp Mortgage Securities, Inc., Series 1993-14, Class A-4, 11/25/23 ................     593,104
Aaa             550    Countrywide Funding Corp., Series 1994-2, Class A-12S, 2/25/09 .........................     579,731
Aaa             866    Countrywide Mortgage-Backed Securities, Inc., Series 1993-D, Class A-15, 1/25/09 .......     940,922
                       Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                336      Series 1425, Class 1425-SB, 12/15/07 .................................................     393,239
                259      Series 1506, Class 1506-S, 5/15/08 ...................................................     283,790
                389      Series 1515, Class 1515-S, 5/15/08 ...................................................     428,073
                129      Series 1580, Class 1580-SD, 9/15/08 ..................................................     132,838
                360      Series 1618, Class 1618-SA, 11/15/08 .................................................     373,865
                496      Series 1621, Class 1621-SH, 11/15/22 .................................................     530,493
                800      Series 1626, Class 1626-SA, 12/15/08 .................................................     801,015
                480      Series 1661, Class 1661-SB, 1/15/09 ..................................................     521,512
                500      Series 1688, Class 1688-S, 12/15/13 ..................................................     510,625
                       Federal National Mortgage Association, REMIC Pass-Through Certificates,
                598      Trust 1992-187, Class 187-SB, 10/25/07 ...............................................     693,833
                523      Trust 1992-190, Class 190-S, 11/25/07 ................................................     655,819
                929      Trust 1993-156, Class 156-SE, 10/25/19 ...............................................     941,270
                399      Trust 1993-173, Class 173-SA, 9/25/08 ................................................     401,737
                565      Trust 1993-191, Class 191-SD, 10/25/08 ...............................................     657,532
                412      Trust 1993-202, Class 202-VB, 11/25/23 ...............................................     449,586
                498      Trust 1993-214, Class 214-SH, 12/25/08 ...............................................     553,474
                525      Trust 1993-224, Class 224-SE, 11/25/23 ...............................................     554,627
Aaa             600    PaineWebber Mortgage Acceptance Corp., Series 1994-6, Class A-9, 4/25/09 ...............     660,563
                       Residential Funding Mortgage Securities, Inc.,
AAA             592      Series 1993-S23, Class A-12, 6/25/08 .................................................     629,828
AAA             612      Series 1993-S23, Class A-16, 6/25/08 .................................................     670,012
                                                                                                                -----------
                                                                                                                 12,957,488
                                                                                                                -----------
                       INTEREST ONLY MORTGAGE-BACKED SECURITIES--11.2%
             11,926    Chase Mortgage Finance Corp., Series 1999-S4, Class A-14, 4/25/29 ......................      11,181
                       Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                  4      Series 65, Class 65-I, 8/15/20 .......................................................      72,645
                  1      Series 141, Class 141-H, 5/15/21 .....................................................       7,101
                  5      Series 1114, Class 1114-J, 7/15/06 ...................................................      66,769
                  5      Series 1285, Class 1285-M, 5/15/07 ...................................................      51,663
              1,569      Series 1645, Class 1645-IB, 9/15/08 ..................................................     158,289
                 46      Series 1747, Class 1747-I, 6/15/23 ...................................................         257
                136      Series 2049, Class 2049-LC, 10/15/23 .................................................         763
                134      Series 2061, Class 2061-JR, 9/20/22 ..................................................       1,439
              2,266      Series 2063, Class 2063-PU, 10/15/26 .................................................     158,628
                168      Series 2075, Class 2075-IB, 12/15/21 .................................................         526
              7,452      Series 2081, Class 2081-S, 5/15/25 ...................................................     220,070







                 See Notes to Consolidated Financial Statements.

CONSOLIDATED PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

             PRINCIPAL
   RATING*    AMOUNT                                                                                                VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                               (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
                       INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
            $ 2,829      Series 2306, Class 2306-PM, 5/15/26 ..................................................  $  187,425
              3,906      Series 2370, Class 2370-EI, 2/15/21 ..................................................     209,929
              6,396      Series 2376, Class 2376-MI, 7/15/11 ..................................................     531,642
              3,114      Series 2417, Class 2417-EI, 3/15/12 ..................................................     254,977
              1,807      Series 2462, Class 2462-NI, 8/15/21 ..................................................     241,672
                       Federal National Mortgage Association, REMIC Pass-Through Certificates,
                  1      Trust G-21, Class 21-L, 7/25/21 ......................................................      27,545
                 41      Trust G93-25, Class 25-J, 12/25/19 ...................................................      51,384
                  3      Trust 1991-72, Class 72-H, 7/25/06 ...................................................      56,958
                 31      Trust 1992-51, Class 51-K, 4/25/07 ...................................................     372,157
                 20      Trust 1992-174, Class 174-S, 9/25/22 .................................................      53,145
                 12      Trust 1993-8, Class 8-HA, 1/25/08 ....................................................     209,514
                 28      Trust 1993-49, Class 49-L, 4/25/13 ...................................................     228,209
                 27      Trust 1993-191, Class 191-S, 10/25/07 ................................................           8
                589      Trust 1993-194, Class 194-PV, 6/25/08 ................................................      43,429
              4,034      Trust 1993-208, Class 208-S, 2/25/23 .................................................     294,950
                693      Trust 1993-223, Class 223-PT, 10/25/23 ...............................................      66,263
                334      Trust 1994-39, Class 39-PE, 1/25/23 ..................................................      21,644
              1,180      Trust 1994-42, Class 42-SO, 3/25/23 ..................................................     112,488
              1,136      Trust 1996-20, Class 20-SL, 9/25/08 ..................................................     222,984
              1,500      Trust 1997-90, Class 90-M, 1/25/28 ...................................................     367,860
              1,223      Trust 1998-30, Class 30-QG, 12/18/25 .................................................      51,594
             10,011      Trust 2000-22, Class 22-SE, 11/25/23 .................................................     132,252
              3,206      Trust 2001-9, Class 9-IB, 5/25/27 ....................................................     180,337
              1,499      Trust 2001-29, Class 29-BE, 5/25/28 ..................................................      74,726
              1,250      Trust 2001-53, Class 53-IC, 10/25/21 .................................................      57,812
              4,895      Trust 2001-80, Class 80-PI, 9/25/23 ..................................................     425,295
              4,779      Trust 2002-14, Class PI, 4/25/12 .....................................................     266,421
                188    Government National Mortgage Association, REMIC Pass-Through Certificates,
                         Trust 1998-24, Class 24-IB, 5/20/23 ..................................................       1,588
                509    PNC Mortgage Securities Corp., Series 1998-8, Class 4-X, 10/25/13 ......................      45,826
                       Residential Funding Mortgage Securities I, Inc.,
              2,520      Series 1993-S44, Class A-4, 11/25/23 .................................................      53,948
                959      Series 1998-S19, Class A-8, 8/25/28 ..................................................         150
             16,958    Structured Asset Securities Corp., Series 1999-ALS1, Class ALS1-3AX, 5/25/29 ...........      66,241
             31,904    Vendee Mortgage Trust, Series 2002-1, Class 1-1IO, 10/15/31 ............................      49,851
                                                                                                                -----------
                                                                                                                  5,709,555
                                                                                                                -----------
                       PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--0.3%
AAA              88    PaineWebber Mortgage Acceptance Corp. IV, Series 1993-5, Class A-14, 6/25/08 ...........      82,636
AAA              73    Salomon Brothers Mortgage Securities Inc. VI, Series 1987-3, Class A, 10/23/17 .........      65,758
                                                                                                                -----------
                                                                                                                    148,394
                                                                                                                -----------
                       COMMERCIAL MORTGAGE-BACKED SECURITIES--1.7%
AAA              25    Citicorp Mortgage Securities, Inc., Series 1998-3, Class A-6, 6.75%, 5/25/28 ...........      25,531
AAA             750    New York City Mortgage Loan Trust, Multifamily, Series 1996, Class A2, 6.75%, 6/25/11**      838,359
                                                                                                                -----------
                                                                                                                    863,890
                                                                                                                -----------
                       ASSET-BACKED SECURITIES--2.5%
AAA           1,230+   Chase Credit Card Master Trust, Series 1997-5, Class A, 6.194%, 8/15/05 ................   1,236,150
NR              240++  Global Rated Eligible Asset Trust, Series 1998-A, Class A-1, 7.33%, 3/15/06 @/** .......      13,173
                       Structured Mortgage Asset Residential Trust @/@@/**
NR              578++    Series 1997-2, 8.24%, 3/15/06 ........................................................      21,685
NR              641++    Series 1997-3, 8.724%, 4/15/06 .......................................................      24,039
                                                                                                                -----------
                                                                                                                  1,295,047
                                                                                                                -----------
                       U.S. GOVERNMENT AND AGENCY SECURITIES--51.2%
                240    Small Business Investment Companies, Series 1998-10, 6.12%, 2/01/08 ....................     255,274
             27,000+   U.S. Treasury Bond Strip, Zero coupon, 11/15/09 ........................................  20,402,820
                       U.S. Treasury Notes,
              1,450+     3.50%, 11/15/06 ......................................................................   1,503,795
                525      4.375%, 8/15/12 ......................................................................     545,013
                500      5.00%, 8/15/11 .......................................................................     544,635
              1,700+     5.75%, 11/15/05 ......................................................................   1,879,894







                 See Notes to Consolidated Financial Statements.

CONSOLIDATED PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

             PRINCIPAL
   RATING*    AMOUNT                                                                                                VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                               (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
                       U.S.  GOVERNMENT  AND AGENCY  SECURITIES--(CONT'D)  U.S.
                       Treasury Notes, (cont'd)
              $ 550      6.00%, 8/15/09 ....................................................................... $   635,701
                385      6.625%, 5/15/07 ......................................................................     449,980
                                                                                                                -----------
                                                                                                                 26,217,112
                                                                                                                -----------
                       TAXABLE MUNICIPAL BONDS--6.9%
AAA             500    Fresno California Pension Obligation, Series 1994, 7.80%, 6/01/14 ......................     620,110
AAA             500    Kern County California Pension Obligation, 6.98%, 8/15/09 ..............................     588,680
                       Los Angeles County California Pension Obligation,
AAA           1,000      Series A, 8.62%, 6/30/06 .............................................................   1,197,220
AAA             500      Series D, 6.97%, 6/30/08 .............................................................     586,165
AAA             500    Orleans Parish Louisiana School Board, Series A, 6.60%, 2/01/08 ........................     566,430
                                                                                                                -----------
                                                                                                                  3,558,605
                                                                                                                -----------
                       CORPORATE BONDS--13.3%
                       FINANCE & BANKING--4.6%
A+              500    Metropolitan Life Insurance Co., 6.30%, 11/01/03** .....................................     516,090
Aa3           1,000    Morgan Stanley Group, Inc., 10.00%, 6/15/08 ............................................   1,284,560
AAA             500    PaineWebber Group, Inc., 8.875%, 3/15/05 ...............................................     557,500
                                                                                                                -----------
                                                                                                                  2,358,150
                                                                                                                -----------
                       INDUSTRIALS--4.6%
BB+             100    American Airlines, Inc., 10.44%, 3/04/07 ...............................................      40,000
A             1,000    Dow Capital BV, 9.20%, 6/01/10 .........................................................   1,246,980
BBB+            500    Ralcorp Holdings, Inc., 8.75%, 9/15/04 .................................................     556,090
BBB+            500    TCI Communications, Inc., 8.25%, 1/15/03 ...............................................     498,355
                                                                                                                -----------
                                                                                                                  2,341,425
                                                                                                                -----------
                       UTILITIES--2.1%
A               500    Alltel Corp., 7.50%, 3/01/06 ...........................................................     558,680
Baa1            500    Ohio Edison Co., 8.625%, 9/15/03 .......................................................     508,625
                                                                                                                -----------
                                                                                                                  1,067,305
                                                                                                                -----------
                       YANKEE--2.0%
BBB-            500    Empresa Electrica Guacolda SA, 7.95%, 4/30/03** ........................................     511,945
A-              500    Israel Electric Corp., Ltd., 7.25%, 12/15/06** .........................................     541,970
                                                                                                                -----------
                                                                                                                  1,053,915
                                                                                                                -----------
                       TOTAL CORPORATE BONDS ..................................................................   6,820,795
                                                                                                                -----------
                       TOTAL LONG-TERM INVESTMENTS (cost $69,320,162) .........................................  71,726,330
                                                                                                                -----------
                       SHORT-TERM INVESTMENT--5.0%
                       DISCOUNT NOTE
              2,600    Federal Home Loan Bank, 1.65%, 11/01/02 (cost $2,600,000) ..............................   2,600,000
                                                                                                                -----------
                       TOTAL INVESTMENTS--145.0% (cost $71,920,162) ...........................................   74,326,330
                       LIABILITIES IN EXCESS OF OTHER ASSETS--(45.0)% .........................................  (23,082,697)
                                                                                                                -----------
                       NET ASSETS--100% ....................................................................... $ 51,243,633
                                                                                                                ===========

----------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under the Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 4.8% of its net assets, with a current market value of $2,467,261, in securities restricted as to resale.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

++  Security is fair valued. (Note 1)

@   Illiquid securities representing 0.11% of net assets.

@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $106,265.

--------------------------------------------------------------------------------
                               KEY TO ABBREVIATION
                REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $71,920,162) (Note 1) ................................  $74,326,330
Cash .............................................................................       75,724
Interest receivable ..............................................................      865,162
Due from broker--variation margin (Notes 1 & 3) ..................................       23,562
Other assets .....................................................................        9,163
                                                                                    -----------
                                                                                     75,299,941
                                                                                    -----------

LIABILITIES
Reverse repurchase agreements (Note 4) ...........................................   23,669,187
Investment advisory fee payable (Note 2) .........................................       24,029
Interest payable .................................................................       17,323
Deferred Directors fees (Note 1) .................................................        7,677
Administration fee payable (Note 2) ..............................................        6,553
Other accrued expenses ...........................................................      331,539
                                                                                    -----------
                                                                                     24,056,308
                                                                                    -----------

NET ASSETS .......................................................................  $51,243,633
                                                                                    ===========

Composition of Net Assets:
  Par value (Note 5) .............................................................  $    29,571
Paid-in capital in excess of par .................................................   40,240,039
  Undistributed net investment income ............................................    7,480,911
  Accumulated net realized gain ..................................................    1,014,050
  Net unrealized appreciation ....................................................    2,479,062
                                                                                    -----------
Net assets, October 31, 2002 .....................................................  $51,243,633
                                                                                    ===========
NET ASSET VALUE PER SHARE:
  ($51,243,633 / 2,957,093 shares of common stock issued and outstanding) ........       $17.33
                                                                                         ======







                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Interest income (net of interest expense of $356,285) ............  $ 6,814,816
                                                                    -----------

EXPENSES
  Investment advisory ............................................      268,019
  Administration .................................................       73,096
  Transfer agent .................................................       11,245
  Custodian ......................................................       67,759
  Reports to shareholders ........................................       38,245
  Directors fees .................................................       15,448
  Registration ...................................................        5,153
  Independent accountants ........................................       48,241
  Legal ..........................................................       14,502
  Miscellaneous ..................................................       23,442
                                                                    -----------
    Total expenses ...............................................      565,150
                                                                    -----------
Net investment income before excise tax ..........................    6,249,666
  Excise tax .....................................................      296,658
                                                                    -----------
Net investment income ............................................    5,953,008
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
  Investments ....................................................      593,780
  Futures ........................................................    1,405,803
  Options written ................................................      180,952
                                                                    -----------
                                                                      2,180,535
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................   (2,124,916)
  Futures ........................................................       50,523
  Interest rate cap ..............................................        9,803
                                                                    -----------
                                                                     (2,064,590)
                                                                    -----------
Net gain on investments ..........................................      115,945
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $ 6,068,953
                                                                    ===========







                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations ............. $  6,068,953
                                                                   ------------
Increase in investments ..........................................  (13,541,044)
Net realized gain ................................................   (2,180,535)
Decrease in unrealized appreciation ..............................    2,064,590
Increase in interest rate cap ....................................      (71,419)
Decrease in receivable for investments sold ......................        5,537
Decrease in interest receivable ..................................      105,306
Decrease in due from broker-variation margin .....................       51,754
Decrease in payable for investments purchased ....................     (873,316)
Increase in interest payable .....................................       12,204
Increase in options written ......................................      180,952
Increase in other accrued expenses ...............................      143,724
Increase in other assets .........................................       (2,394)
                                                                   ------------
  Total adjustments ..............................................  (14,104,641)
                                                                   ------------
Net cash flows used for operating activities ..................... $ (8,035,688)
                                                                   ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ..................... $ (8,035,688)
                                                                   ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ......................   10,296,549
  Cash dividends paid ............................................   (2,291,473)
                                                                   ------------
Net cash flows provided by financing activities ..................    8,005,076
                                                                   ------------
  Net decrease in cash ...........................................      (30,612)
  Cash at beginning of year ......................................      106,336
                                                                   ------------
  Cash at end of year ............................................ $     75,724
                                                                   ============







                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,
                                                                  ----------------------------
                                                                      2002            2001
                                                                  -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ........................................  $ 5,953,008      $ 3,467,213
  Net realized gain (loss) .....................................    2,180,535          (10,528)
  Net change in unrealized appreciation (depreciation) .........   (2,064,590)       5,979,787
                                                                  -----------      -----------
  Net increase in net assets resulting from operations .........    6,068,953        9,436,472
  Dividends from net investment income .........................   (2,291,473)      (2,291,507)
                                                                  -----------      -----------
  Total increase ...............................................    3,777,480        7,144,965
                                                                  -----------      -----------

NET ASSETS
Beginning of year ..............................................   47,466,153       40,321,188
                                                                  -----------      -----------

End of year ....................................................  $51,243,633      $47,466,153
                                                                  ===========      ===========
End of year undistributed net investment income ................  $ 7,480,911      $ 3,686,583









                 See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------------
                                                             2002            2001           2000            1999          1998
                                                           -------         -------         -------        -------        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(1) ...................  $ 16.05         $ 13.64         $ 13.64        $ 15.01        $ 14.48
                                                           -------         -------         -------        -------        -------
Investment operations:
  Net investment income (net of interest expense of
  $0.12, $0.30, $0.36, $0.33, and $0.36,
  respectively) .........................................     2.01            1.17            0.91           0.93           1.20
Net realized and unrealized gain (loss) .................     0.04            2.01           (0.09)         (1.45)          0.23
                                                           -------         -------         -------        -------        -------
Net increase (decrease) from investment operations ......     2.05            3.18            0.82          (0.52)          1.43
                                                           -------         -------         -------        -------        -------
Dividends from net investment income ....................    (0.77)          (0.77)          (0.82)         (0.85)         (0.90)
                                                           -------         -------         -------        -------        -------
Net asset value, end of year(1) .........................  $ 17.33         $ 16.05         $ 13.64        $ 13.64        $ 15.01
                                                           =======         =======         =======        =======        =======
Market value, end of year(1) ............................  $ 16.18         $ 14.39         $ 11.94        $ 11.44        $ 13.25
                                                           =======         =======         =======        =======        =======
TOTAL INVESTMENT RETURN(2) ..............................    18.34%          27.66%          12.11%         (7.68)%        17.15%
                                                           =======         =======         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ......................................     1.16%           1.16%           1.31%          1.03%          1.01%
Operating expenses and interest expense .................     1.89%           3.20%           4.02%          3.33%          3.44%
Operating expenses, interest expense and excise taxes ...     2.50%           3.52%           4.36%          3.49%          3.51%
Net investment income ...................................    12.22%           7.93%           6.83%          6.58%          8.13%
SUPPLEMENTAL DATA:
Average net assets (000) ................................  $48,731         $43,701         $39,425        $41,909        $43,482
Portfolio turnover ......................................       35%             19%             36%            25%            25%
Net assets, end of year (000) ...........................  $51,244         $47,466         $40,321        $40,345        $44,395
Reverse repurchase agreements outstanding,
  end of year (000) .....................................  $23,669         $13,373         $18,850        $16,304        $19,770
Asset coverage(3) .......................................  $ 3,165         $ 4,550         $ 3,139        $ 3,475        $ 3,246


-------------
(1) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(2) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.

(3) Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                 See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The  BlackRock  Broad  Investment  Grade 2009 Term Trust
& ACCOUNTING  POLICIES  Inc.  (the  "Trust"),  a  Maryland  corporation,   is  a
                        diversified,  closed-end  management investment company.
The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or about December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly owned subsidiary after elimination of all intercompany transactions and balances.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values most of its securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. On October 31, 2002, the Trust held three positions that were valued at fair value, which is significantly lower than their purchase cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, BlackRock Advisors, Inc. closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not enter into any security lending transactions during the year ended October 31, 2002.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provisions are required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present undistributed net investment income and paid-in capital more closely to its tax character, the Trust increased undistributed net investment income and decreased paid-in capital by $132,793. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by the Trust's Board of Directors on September 20, 2002, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation and beginning on January 1, 2003 will be required to defer a portion of their annual compensation pursuant to the plan.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock trusts selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those trusts selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock  Advisors,  Inc. (the  "Advisor"),  which is a
wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the years ended October 31, 2002, 2001 and 2000 were $268,019, $241,016 and $218,030, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the years ended October 31, 2002, 2001 and 2000 were $73,096, $65,732 and $59,463, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments and U.S. Government  securities,
                        for  the  year  ended   October  31,   2002   aggregated
$16,113,068 and $21,841,318, respectively. Purchases and sales of U.S. Government securities for the year October 31, 2002 aggregated $22,699,224 and $1,210,055, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

   The Federal income tax basis of the Trust's investments at October 31, 2002 was $71,947,108, and accordingly, net unrealized appreciation was $2,379,222 (gross unrealized appreciation--$5,451,593, gross unrealized depreciation--$3,072,371).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2002 of approximately $558,097, of which $472,280 expires in 2003 and $85,817 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at October 31, 2002 were as follows:

                                                                   VALUE AT              VALUE AT
    NUMBER OF                             EXPIRATION                 TRADE              OCTOBER 31,        UNREALIZED
    CONTRACTS               TYPE             DATE                    DATE                  2002           APPRECIATION
   -----------              -----          --------                --------              ---------        ------------
Long Positions:
      52             10 Yr. U.S. T-Bond    Dec. '02              $5,892,445             $5,965,339           $72,894
                                                                 ==========             ==========           =======

NOTE 4.  BORROWINGS     REVERSE REPURCHASE AGREEMENTS:  The Trust may enter into
                        reverse  repurchase  agreements  with  qualified,  third
party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2002 was approximately $18,388,187 at a weighted average interest rate of approximately 1.82%.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the year ended October 31, 2002.

NOTE 5.  CAPITAL        There are 200  million  shares of $.01 par value  common
                        stock authorized. Of the 2,957,093 shares outstanding at
October 31, 2002, the Advisor owned 7,093 shares.

NOTE 6.  DIVIDENDS      Subsequent  to October 31, 2002,  the Board of Directors
                        of  the  Trust  declared  dividends  from  undistributed
earnings of $0.075 per share payable November 29, 2002 to shareholders of record on November 15, 2002.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Directors and Shareholders of The BlackRock Broad Investment Grade 2009 Term Trust Inc.

   We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), including the consolidated portfolio of investments, as of October 31, 2002, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In  our  opinion,   the  consolidated   financial  statements  and  financial
highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 6, 2002

DIRECTORS INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Name, address, age          Andrew F. Brimmer                   Richard E. Cavanagh               Kent Dixon
                            P.O. Box 4546                       P.O. Box 4546                     P.O. Box 4546
                            New York, NY 10163-4546             New York, NY 10163-4546           New York, NY 10163-4546
                            Age: 76                             Age: 56                           Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Current position held       Lead Director                       Director                          Director
with the Fund               Audit Committee Chairman            Audit Committee Member            Audit Committee Member
------------------------------------------------------------------------------------------------------------------------------------
Term of office and length   3 years(2) / since inception(3)     3 years(2) / since inception(3)   3 years(2) / since inception(3)
of time served
------------------------------------------------------------------------------------------------------------------------------------
Principal occupations       President of Brimmer &              President and Chief Executive     Consultant/Investor. Former
during the past five years  Company, Inc., a Washington,        Officer of The Conference         President and Chief Executive
                            D.C.-based economic and             Board, Inc., a leading global     Officer of Empire Federal
                            financial consulting firm,          business membership               Savings Bank of America and
                            also Wilmer D. Barrett              organization, from                Banc PLUS Savings Association,
                            Professor of Economics,             1995-present. Former Executive    former Chairman of the Board,
                            University of Massachusetts -       Dean of the John F. Kennedy       President and Chief Executive
                            Amherst. Formerly member of         School of Government at           Officer of Northeast Savings.
                            the Board of Governors of the       Harvard University from
                            Federal Reserve System. Former      1988-1995. Acting Director,
                            Chairman, District of Columbia      Harvard Center for Business
                            Financial Control Board.            and Government (1991-1993).
                                                                Formerly Partner (principal)
                                                                of McKinsey & Company, Inc.
                                                                (1980- 1988). Former Executive
                                                                Director of Federal Cash
                                                                Management, White House Office
                                                                of Management and Budget
                                                                (1977-1979). Co-author, THE
                                                                WINNING PERFORMANCE (best
                                                                selling management book
                                                                published in 13 national
                                                                editions).
------------------------------------------------------------------------------------------------------------------------------------
Number of portfolios        44(4)                               44(4)                             44(4)
overseen within the fund
complex
------------------------------------------------------------------------------------------------------------------------------------
Other Directorships held    Director of CarrAmerica Realty      Trustee Emeritus, Wesleyan        Former Director of ISFA (the
outside of the fund         Corporation and Borg-Warner         University, Trustee: Drucker      owner of INVEST, a national
complex                     Automotive. Formerly Director       Foundation, Airplanes Group,      securities brokerage service
                            of AirBorne Express,                Aircraft Finance Trust (AFT)      designed for banks and thrift
                            BankAmerica Corporation (Bank       and Educational Testing           institutions).
                            of America), Bell South             Service (ETS). Director, Arch
                            Corporation, College                Chemicals, Fremont Group and
                            Retirement Equities Fund            The Guardian Life Insurance
                            (Trustee), Commodity Exchange,      Company of America.
                            Inc. (Public Governor),
                            Connecticut Mutual Life
                            Insurance Company, E.I. Dupont
                            de Nemours & Company,
                            Equitable Life Assurance
                            Society of the United States,
                            Gannett Company, Mercedes-Benz
                            of North America, MNC
                            Financial Corporation
                            (American Security Bank), NCM
                            Capital Management, Navistar
                            International Corporation, PHH
                            Corp. and UAL Corporation
                            (United Airlines).
------------------------------------------------------------------------------------------------------------------------------------
For "Interested Director"
Relationships, events or
transactions by reason of
which the Director is an
interested  person as
defined in Section
2(a)(19)(1940 Act)
------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.

(2) The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three year term concurrent with the class from which he is elected.

(3) Commencement of investment operations June 25, 1993.

(4) The fund complex currently consists of 44 separate closed-end funds, each with one investment portfolio.

(5) Except during the period 8/12/93 through 4/15/97, and except during the period 10/31/02 through 11/02/02.

------------------------------------------------------------------------------------------------------------------------------------
                       INDEPENDENT DIRECTORS (CONTINUED)                                     INTERESTED DIRECTORS(1)
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           James Clayburn La          Walter F. Mondale        Ralph L. Schlosstein(1)    Robert S. Kapito(1)
P.O. Box 4546              Force, Jr.                 P.O. Box 4546            40 East 52nd Street        40 East 52nd Street
New York, NY 10163-4546    P.O. Box 4546              New York, NY 10163-4546  New York, NY 10154         New York, NY 10154
Age: 54                    New York, NY 10163-4546    Age: 74                  Age: 51                    Age: 45
                           Age: 73
------------------------------------------------------------------------------------------------------------------------------------
Director                   Director                   Director                 Chairman of the Board      President and Director
------------------------------------------------------------------------------------------------------------------------------------
3 years(2) / since         3 years(2) / since         3 years(2) / since       3 years(2) / since         3 years(2) / since August
inception(3)               inception(3)               inception(3), (5)        inception(3)               22, 2002
------------------------------------------------------------------------------------------------------------------------------------
Consultant. Editor of THE  Dean Emeritus of The John  Partner, Dorsey &        Director since 1999 and    Vice Chairman of
JOURNAL OF PORTFOLIO       E. Anderson Graduate       Whitney, a law firm      President of BlackRock,    BlackRock, Inc. Head of
MANAGEMENT and Adjunct     School of Management,      (December 1996-present,  Inc. since its formation   the Portfolio Management
Professor of Finance at    University of California   September 1987-August    in 1998 and of BlackRock,  Group. Also a member of
the School of Management   since July 1, 1993.        1993). Formerly U.S.     Inc.'s predecessor         the Management Committee,
at Yale University.        Acting Dean of The School  Ambassador to Japan      entities since 1988.       the Investment Strategy
Author and editor of       of Business, Hong Kong     (1993-1996). Formerly    Member of the Management   Group, the Fixed Income
several books on fixed     University of Science and  Vice President of the    Committee and Investment   and Global Operating
income portfolio           Technology 1990-1993.      United States, U.S.      Strategy Group of          Committees and the Equity
management. Visiting       From 1978 to September     Senator and Attorney     BlackRock, Inc. Formerly,  Investment Strategy
Professor of Finance and   1993, Dean of The John E.  General of the State of  Managing Director of       Group. Responsible for
Accounting at the Sloan    Anderson Graduate School   Minnesota. 1984          Lehman Brothers, Inc. and  the portfolio management
School of Management,      of Management, University  Democratic Nominee for   Co-head of its Mortgage    of the Fixed Income,
Massachusetts Institute    of California.             President of the United  and Savings Institutions   Domestic Equity and
of Technology from 1986                               States.                  Group. Currently,          International Equity,
to August 1992.                                                                Chairman of each of the    Liquidity, and
                                                                               closed-end Trusts in       Alternative Investment
                                                                               which BlackRock Advisors,  Groups of BlackRock.
                                                                               Inc. acts as investment    Currently President and a
                                                                               advisor.                   Trustee of each of the
                                                                                                          closed-end Trusts in
                                                                                                          which BlackRock Advisors,
                                                                                                          Inc. acts as investment
                                                                                                          advisor.
------------------------------------------------------------------------------------------------------------------------------------
44(4)                      44(4)                      44(4)                    44(4)                      44(4)
------------------------------------------------------------------------------------------------------------------------------------
Director, Guardian Mutual  Director, Jacobs                                    Chairman and President of  Chairman of the Hope and
Funds Group (18            Engineering Group, Inc.,                            the BlackRock Provident    Heroes Children's Cancer
portfolios).               Payden & Rygel Investment                           Institutional Funds (10    Fund. President of the
                           Trust, Provident                                    portfolios) and Director   Board of Directors of the
                           Investment Counsel Funds.                           of Anthricite Capital,     Periwinkle National
                           Advisors Series Trust,                              Inc. and several of        Theatre for Young
                           Arena Pharmaceuticals,                              BlackRock's alternative    Audiences. Director of
                           Inc. and CancerVax                                  investment vehicles.       icruise.com, Corp.
                           Corporation.                                        Currently, a Member of
                                                                               the Visiting Board of
                                                                               Overseers of the John F.
                                                                               Kennedy School of
                                                                               Government at Harvard
                                                                               University, the Financial
                                                                               Institutions Center Board
                                                                               of the Wharton School of
                                                                               the University of
                                                                               Pennsylvania, a Trustee
                                                                               of Trinity School in New
                                                                               York City and a Trustee
                                                                               of New Visions for Public
                                                                               Education in New York
                                                                               City. Formerly, a
                                                                               Director of Pulte
                                                                               Corporation and a Member
                                                                               of Fannie Mae's Advisory
                                                                               Council.
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Director and President of  Vice Chairman of the
                                                                               the Advisor.               Advisor
------------------------------------------------------------------------------------------------------------------------------------

                                 TAX INFORMATION
--------------------------------------------------------------------------------

   We wish to advise you as to the Federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2002.

   During the fiscal year ended October 31, 2002, the Trust paid dividends of $0.7749 per share from net investment income. For Federal income tax purposes, the dividends you received are reportable in your 2002 Federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

   For the purpose of preparing your 2002 annual Federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV which will be mailed to you in January 2003.


                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income taxes that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one the largest publicly traded investment management firms in the United States with $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority-owned by The PNC Financial Services Group, Inc. (NYSE: PNC), and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33 1/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or projected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objective or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      Certain of the officers of the Trust listed on the inside back cover of the Report to Shareholders are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito-Director and Vice Chairman, Henry Gabbay and Anne Ackerley-Managing Directors.




                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-          Mortgage instruments with interest rates that
BACKED SECURITIES (ARMS):          adjust  at  periodic  intervals  at  a  fixed
                                   amount over the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE            Mortgage-backed   securities  which  separate
OBLIGATIONS (CMOS):                mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE                Mortgage-backed  securities secured or backed
BACKED SECURITIES (CMBS):          by mortgage loans on commercial properties.

DISCOUNT:                          When a  Trust's  net asset  value is  greater
                                   than its market price the Trust is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as strips.

INVERSE-FLOATING RATE  MORTGAGE:   Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,   including   income  accrued  on  its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE                 In a reverse repurchase agreement,  the Trust
AGREEMENTS:                        sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

                        BLACKROCK BROAD INVESTMENT GRADE
                                 2009 TERM TRUST


Directors
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito1
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT(1)
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Administrator
   Princeton Administrators, L.P.
   P.O. Box 9095
   Princeton, NJ 08543-9095
   (800) 543-6217

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Directors
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

BlackRock Broad Investment Grade 2009 Term Trust
   c/o Princeton Administrators, L.P.
   P.O. Box 9095
   Princeton, NJ 08543-9095
   (800) 543-6217

(1) Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002 and will continue as Chairman and Chief Executive Officer of BlackRock Inc. and Chief Executive Officer of BlackRock Advisors, Inc. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.



The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 227-7BFM.

================================================================================



This report is for  shareholder  information.  This is not a prospectus intended for use in the purchase or sale of Trust
shares.  Statements and other information  contained in this              [LOGO]
report are as dated and are subject to change.